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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 10, 1997


                                IPL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                                  MASSACHUSETTS
                 (State or other jurisdiction of incorporation)


0-10370                                                                33-026715
(Commission File No.)                          (IRS Employer Identification No.)

                                124 ACTON STREET
                          MAYNARD, MASSACHUSETTS 01754
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (508) 461-1000
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On June 3, 1997, IPL Acquisition Corp., a Delaware corporation ("IPL
Sub") and a wholly owned subsidiary of IPL Systems, Inc. ("IPL") merged with and into Andataco, a California corporation ("Andataco"), pursuant to an Agreement and Plan of Merger and Reorganization, dated February 28, 1997, among IPL, IPL
Sub, Andataco and W. David Sykes, a shareholder of Andataco ("Sykes") (the
"Merger Agreement"). Upon consummation of the merger of IPL Sub with Andataco
(the "Merger"), IPL Sub ceased to exist, and Andataco, the surviving corporation, became a wholly owned subsidiary of IPL.

         Prior to the Merger, Deloitte & Touche LLP ("Deloitte & Touche") had served as IPL's independent accountants, and Price Waterhouse LLP ("Price
Waterhouse") had served as Andataco's independent accountants. The new management of IPL following the Merger has determined to engage Price Waterhouse as IPL's independent accountants after completion of the Merger and has so notified Deloitte & Touche. On June 10, 1997, IPL's Board of Directors ratified management's decision to engage Price Waterhouse as IPL's independent accountants for the fiscal year ending October 31, 1997.

         The reports of Deloitte & Touche for the two fiscal years ended
December 31, 1995 and 1996, do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, financial statement disclosure or practice, except that the report for the year ended December 31, 1996 included an explanatory paragraph relating to an uncertainty regarding the ability of IPL to continue as a going concern. Moreover, during such two fiscal years and any subsequent interim period proceeding the date of IPL's change in accountants, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, nor were there any reportable events with respect to which disclosure is required under this Item 4. A letter of Deloitte & Touche addressed to the Securities and Exchange Commission, is attached hereto as
Exhibit 99.1.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     Letter of Deloitte & Touche LLP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 IPL SYSTEMS, INC.




Dated:  June 16, 1997            By:      /s/ Richard A. Hudzik
                                    ---------------------------
                                     Richard A. Hudzik
                                     Vice President, Finance, Chief Financial
                                     Officer, Treasurer and Clerk


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                                INDEX TO EXHIBITS

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                                                                                                     PAGE NO.
         99.1     Letter of Deloitte & Touche LLP.





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